UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2011

ACCELRYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27188	33-0557266
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification number)

10188 Telesis Court, San Diego, California 92121-1761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 799-5000

N/A

(Former name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 3, 2011, Accelrys, Inc., a Delaware corporation (the “Company”), held an annual meeting of its stockholders (the “Annual Meeting”). As of June 8, 2011, the record date for the Annual Meeting, there were 55,472,306 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 52,332,741 shares of the Company’s common stock were represented in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter. These proposals are more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on June 17, 2011 (the “Proxy Statement”).

1.	A proposal to elect two Class I directors, Jeffrey Rodek and Larry Ferguson, to serve until the Company’s 2014 annual meeting of stockholders and until their respective successors have been elected and qualified.

	For	Withheld
Jeffrey Rodek	30,965,060	13,042,626

Larry Ferguson	29,930,454	14,077,232

2.	A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstained	Broker Non-Vote
42,922,915	9,309,555	27,571	2,700

3.	A proposal to approve on an advisory, non-binding basis the compensation of the Company’s named executive officers, as presented in the Proxy Statement.

For	Against	Abstained	Broker Non-Vote
43,127,058	860,372	20,255	8,325,056

4.	A proposal to approve on an advisory, non-binding basis the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers.

Every 1 Year	Every 2 Years	Every 3 Years	Abstained	Broker Non-Vote
37,299,752	43,772	5,815,521	851,370	8,322,326

At the Annual Meeting and consistent with the recommendation of the Company’s board of directors, the Company’s stockholders approved, on an advisory, non-binding basis, a one-year frequency for future advisory, non-binding votes on the compensation of the Company’s named executive officers. Based on these results, the Company has decided to hold an advisory, non-binding vote on the compensation of its named executive officers on an annual basis pending the next solicitation of stockholder input with respect to the frequency of such vote. Accordingly, the next stockholder vote on the compensation of the Company’s named executive officers will occur at the Company’s 2012 annual meeting of stockholders.

5.	A proposal to approve the Company’s 2011 Stock Incentive Plan.

For	Against	Abstained	Broker Non-Vote
33,602,873	10,382,880	21,932	8,325,056

6.	A proposal to approve an amendment to the Company’s 2005 Employee Stock Purchase Plan (the “2005 ESPP”) to increase the number of shares of the Company’s common stock available for future grant under the 2005 ESPP by 1,500,000 shares from 1,000,000 to 2,500,000.

For	Against	Abstained	Broker Non-Vote
41,931,568	2,060,336	15,781	8,325,056

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC.

By:	/s/ Michael A. Piraino
Michael A. Piraino Executive Vice President and Chief Financial Officer

Date: August 8, 2011

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